Brown Advisory Strategic Bond Fund
Schedule of Investments
September 30, 2020 (Unaudited)

Shares	Security Description	Value $
Short-Term Investments - 100.2%
Money Market Funds - 100.2%
144,067,651	First American Government Obligations Fund - Class Z, 0.05%*	144,067,651
Total Short-Term Investments (Cost $144,067,651)	144,067,651
Total Investments - 100.2% (Cost $144,067,651)	144,067,651
Liabilities in Excess of Other Assets - (0.2)%	(251,328)
NET ASSETS - 100.0%	$143,816,323

* Annualized seven-day yield as of the date of this report.

Various inputs may be used to determine the value of the Fund's investments. These inputs are summarized in three broad levels. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of the date of this report, all of the Fund's investments were categorized as Level 1 securities.